1. BASIS OF PRESENTATION: Net Loss Per Share (Policies)	9 Months Ended
Sep. 30, 2012
Policies
Net Loss Per Share

Net Loss Per Share

Basic Earnings Per Share (“EPS”) is computed as net income available to common shareholders after dividends to preferred shareholders, divided by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur from common shares issuable through stock options, warrants, and other convertible debt and securities. The dilutive effect of vested convertible and exercisable securities would be:

	1/1/2012 to 9/30/2012	1/1/2011 to 9/30/2011
Convertible preferred stock	1,050,000	1,050,000
Stock options	3,670,000	3,090,000
Warrants	33,542,130	30,739,630
Total possible dilution	38,262,130	34,879,630

For the three and nine-month periods ended September 30, 2012 and 2011, the effect of the Company’s outstanding options and common stock equivalents would have been anti-dilutive, therefore only Basic EPS is presented.